T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                          New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                  August 31, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
-----------------

     * During the six months ended August 31, falling interest rates, combined with strong demand and limited supply, improved municipal bond prices.
     * The New Jersey Tax-Free Bond Fund had a strong six-month gain, although it modestly trailed its Lipper peer group.
     * We shifted our strategy to bolster the portfolio's interest rate sensitivity.
     * We emphasized a balance between high quality and attractive yields in the portfolio's sector breakdown.
     * The economic environment favors a stable to improving market barring unforeseen inflation.

UPDATES AVAILABLE
-----------------

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------

     Municipal bonds turned in a strong performance for the six months ended August 31, largely due to falling interest rates and favorable supply-and-demand factors in the market. Investors were also encouraged by the Federal Reserve's aggressive efforts to curb above-average economic growth and stem inflation. Your fund posted a strong total return in this environment, the result of both net asset value gains and a rising dividend.

MARKET ENVIRONMENT
------------------

     Fixed-income markets in 2000 have been largely influenced by the Federal Reserve's interest rate tightening program. Fed activity, which included federal funds rate increases of 75 basis points during the past six months, finally seemed to moderate economic growth and cool inflation concerns. (One hundred basis points equal one percent.) The Fed's expressed determination to slow economic growth and engineer a soft landing has injected volatility and a note of sobriety into equity markets, which has also heightened interest in more-stable fixed income investments.

            New Jersey Index
            ----------------

  8/31/1999       5.60
                  5.76
                  5.93
 11/30/1999       5.87
                  6.01
                  6.20
  2/29/2000       6.15
                  5.82
                  5.92
  5/31/2000       5.94
                  5.82
                  5.64
  8/31/2000       5.49


     Long-term Treasury bonds have returned about 15% so far this year due to a scarcity premium: since the government announced a Trea sury buyback program to reduce outstanding debt, investors have feared a dwindling supply of long-term Treasuries. The Treasury yield curve has been inverted since January, as Fed rate hikes have put upward pressure on short-term yields while long-term yields have come down. Municipal bond yields have also fallen in all states, New Jersey included, as muni bond prices have rallied. Between February 29 and August 31, the New Jersey Bond Yield Index fell 66 basis points, with the majority of that drop occurring during the last three months of the period. The trend was aided by a supply/demand imbalance. The supply of new issues is down 20% nationwide through August versus the same period last year. In New Jersey, the dropoff was only 7% over the prior year, but would have been much greater except for one very large New Jersey turnpike issue worth nearly $1.5 billion. Supply has dwindled because borrowing costs have climbed and the borrowing needs of state and local governments have declined. But demand, particularly from buyers of individual bonds, has been quite strong as municipal yields have been very attractive compared with taxable alternatives.

     New Jersey continues to benefit from higher-than-expected revenues and rising budget surpluses. Revenues for 2000, for example, are now predicted to be $26 million higher than the optimistic forecast offered at the beginning of the year, and next year's revenue projections are already being revised upwards, to more than $21 billion. Budget surpluses, which were anticipated to be about $750 million by year-end 2000, are now expected to easily exceed $1 billion. Personal income growth has now reached a highly attractive 6.3% for 2000, helped by strong growth in telecommunications and other high-tech industries.

STRATEGY AND PERFORMANCE REVIEW
-------------------------------

     A positive interest rate environment and the broad bond market rally of the past three months helped your fund post a strong 6.45% return for the six months ended August 31, 2000. That result contributed to a 5.20% 12-month advance, despite weakness as rates rose earlier in the year. The fund's returns were modestly behind the Lipper category for the six-month period, but a conservative strategy helped produce strong outperformance versus the Lipper for the full year. Dividends for both periods slightly improved, although the majority of recent gains came from a $0.40 rise in net asset value after February 29. At 5.06%, the fund's 12-month dividend yield at the end of the period was roughly equivalent to a 7.91% taxable yield for an investor in the 36% tax bracket.


    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 8/31/00                 6 Months       12 Months
    ---------------------                 --------       ---------

    New Jersey Tax-Free Bond Fund           6.45%           5.20%

    Lipper New Jersey Municipal
    Debt Funds Average                      6.52            4.70


     Over the past six months, issuance of municipal bonds continued to decline nationwide, and the New Jersey bond market was no exception to this phenomenon. Low supply and continued demand, particularly from individual investors, allowed municipals to outperform most other bond asset classes. In light of this dearth of new issuance, we kept cash reserves low and remained as fully invested in bonds as possible during the period.

     The fund's duration remained in a range we consider neutral relative to our Lipper peer group average. Although interest rates eased during the period, we did not assume an aggressive interest rate posture because of our concerns over the Fed's lingering tightening bias and also because of the generally pricey levels for New Jersey bonds, caused by lack of supply. Duration (a measure of price sensitivity to interest rates where higher numbers indicate greater potential volatility) in fact declined from 8.3 years to 7.5 years. This largely occurred because rising prices caused the portfolio's bonds to trade to their call dates, which are shorter than their maturity dates.

     A shorter duration limits the fund's opportunity for gain when rates are falling, so we sought to offset this trend by selling bonds with maturities shorter than 15 years and buying 15- to 30-year bonds. In addition, we improved the portfolio's call protection to promote a more stable duration if interest rates fluctuate in the future. This was accomplished by selling bonds with near-term call dates and reinvest-ing in bonds whose call dates are closer to 10 years in the future.

     We continued to maintain a good balance in the portfolio, with many sectors represented. Our largest sector holding remained local general obligations
(GOs). We slightly increased this stake from 14% to 17% of assets, and also heightened exposure to state GOs from 5% to 8%, largely because budget balances consistently exceeded projections at both state and local levels. Partly as a result of these moves, the portfolio's weighted average quality rose slightly from A+ to AA-. In a reversal from the past, we chose to increase exposure to hospital bonds from 8% to 11% of assets. While losses continue to mount for many hospital systems, we focused on bonds issued by hospitals that are the dominant provider within their territory and that carry solid A ratings. These holdings benefit the portfolio by providing a greater yield than comparably rated non-hospital bonds.

     We cut our holdings in Puerto Rico debt from 5% of assets to 2.5%. These bonds are exempt from federal, state, and local tax in all 50 states, and investors have long purchased them when they appeared more attractive than local issues. With the nationwide decline in new issuance, particularly in high-tax states, substituting with Puerto Rico has dramatically increased and caused this debt to trade at extremely rich levels. However, issuance of Puerto Rico bonds should rise in the near future, and we expect to rebuild our holdings when prices are closer to traditional levels.

OUTLOOK
-------

     Higher oil prices have not yet spoiled an otherwise positive inflation outlook, though they are acting like a tax on consumer activity. Slower consumer demand growth should contribute to the hoped-for soft landing. As a result, it appears increasingly likely that the Fed's tightening cycle may have ended for the foreseeable future. In addition, the economic backdrop, as well as the current mix of low supply and strong demand, favor stable to improving municipal bond prices barring a change in the outlook for inflation. This is good news for your fund for the coming period. We will continue to try to find higher-yiel ding issues while also keeping an eye toward reducing risk in our high-priced market.

Respectfully submitted,

/s/

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
September 21, 2000

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                         2/29/00       8/31/00
                                                         -------       -------

Price Per Share                                         $ 10.62      $  11.02

Dividends Per Share
     For 6 months                                          0.27          0.28
     For 12 months                                         0.54          0.55

Dividend Yield *
     For 6 months                                          5.16%         5.02%
     For 12 months                                         5.14          5.06

30-Day Standardized Yield                                  5.16          4.79

Weighted Average Maturity (years)                         17.2          17.9

Weighted Average Effective Duration (years)                8.3           7.5

Weighted Average Quality **                                 A+            AA-

     *    Dividends  earned  and  reinvested  for  the  periods   indicated  are
          annualized and divided by the fund's net asset value per share at the end of the period.

     **   Based on T. Rowe Price research.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
                                                  Percent of      Percent of
                                                  Net Assets      Net Assets
                                                   2/29/00          8/31/00
                                                   -------          -------

General Obligations - Local                          14%              17%
Prerefunded Bonds                                     9               11
Hospital Revenue                                      8               11
Educational Revenue                                   9               11
General Obligations - State                           5                8
Housing Finance Revenue                               7                8
Air and Sea Transportation                            4                7
Industrial and Pollution Control Revenue              8                5
Ground Transportation Revenue                         3                4
Life Care/Nursing Home Revenue                        3                3
Nuclear Revenue                                       3                3
Dedicated Tax Revenue                                 7                3
Lease Revenue                                         5                2
Water and Sewer Revenue                               6                2
All Other                                             6                3
Other Assets Less Liabilities                         3                2

Total                                               100%             100%

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


            Lehman Municipal  Lipper New Jersey       New Jersey
              Bond Index       Municipal Debt          Tax-Free
Date                            Funds Average         Bond Fund

Apr-1991       $10000              $10000              $10000
Aug-1991        10336               10365               10361
Aug-1992        11490               11510               11582
Aug-1993        12892               12997               13237
Aug-1994        12910               12830               13038
Aug-1995        14055               13751               14072
Aug-1996        14791               14405               14820
Aug-1997        16158               15629               16103
Aug-1998        17556               16933               17523
Aug-1999        17644               16765               17377
Aug-2000        18839               17635               18281



AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
Periods Ended 8/31/00           1 Year  3 Years    5 Years  Inception       Date
---------------------           ------  -------    -------  ---------  ---------
New Jersey Tax-Free Bond Fund    5.20%    4.32%     5.37%      6.68%     4/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------                           Unaudited
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
                         6 Months      Year
                            Ended     Ended
                          8/31/00   2/29/00  2/28/99  2/28/98  2/28/97  2/29/96
NET ASSET VALUE
Beginning of period     $  10.62  $  11.62  $ 11.51  $ 11.08  $ 11.16  $ 10.63
--------------------------------------------------------------------------------
Investment activities
 Net investment
 income (loss)              0.28      0.54     0.55*    0.57*    0.57*    0.58*
 Net realized and
 unrealized gain (loss)     0.40     (1.00)    0.11     0.43    (0.08)    0.53
--------------------------------------------------------------------------------
 Total from
 investment activities      0.68     (0.46)    0.66     1.00     0.49     1.11
--------------------------------------------------------------------------------
Distributions
  Net investment income    (0.28)    (0.54)   (0.55)   (0.57)   (0.57)   (0.58)

NET ASSET VALUE

End of period           $  11.02  $  10.62  $ 11.62  $ 11.51  $ 11.08  $ 11.16
                        ========  ========  =======  =======  =======  =======

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return **            6.45%    (4.06)%  5.81%*    9.24%*   4.57%*   10.67%*
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets      0.65%+    0.65%    0.65%*   0.65%*   0.65%*   0.65%*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                 5.08%+    4.84%    4.72%*   5.05%*   5.18%*   5.28%*
--------------------------------------------------------------------------------
Portfolio turnover rate   35.9%+     50.2%    25.5%    34.3%    78.9%    98.4%
--------------------------------------------------------------------------------
Net assets,end of period
(in thousands)          $108,784  $104,298  $121,637 $ 99,765 $ 80,289 $ 70,304
--------------------------------------------------------------------------------

     ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.
     +    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
Unaudited                                                       August 31, 2000

STATEMENT OF NET ASSETS
-----------------------
                                                                Par       Value
                                                                 In thousands


NEW JERSEY  96.0%

Cape May County Industrial Pollution Control Fin. Auth.
    Atlantic City Electric
        6.80%, 3/1/21 (MBIA Insured)                      $  1,520   $   1,792
--------------------------------------------------------------------------------
Delaware River & Bay Auth.
        5.50%, 1/1/15 (AMBACInsured)                           500         517
--------------------------------------------------------------------------------
        5.50%, 1/1/16 (AMBACInsured)                           500         513
--------------------------------------------------------------------------------
Edison Township, GO, 6.50%, 6/1/08                             350         392
--------------------------------------------------------------------------------
Essex County Improvement Auth.
    County Correctional Facility, GO
        5.75%, 10/1/30 (FGIC Insured)                        2,500       2,561
--------------------------------------------------------------------------------
Freehold Township, GO, Water and Sewer
        6.35%, 10/1/11 (MBIA Insured)                          250         283
--------------------------------------------------------------------------------
Gloucester County Improvement Auth., Waste Management
        6.85%, 12/1/29                                       1,000       1,039
--------------------------------------------------------------------------------
Hudson County Improvement Auth.
    Union City Lease Project
        5.20%, 7/15/24 (FGIC Insured)                        2,500       2,414
--------------------------------------------------------------------------------
Jersey City, GO, 6.50%, 2/15/04                                500         523
--------------------------------------------------------------------------------
Mercer County Public Improvement Auth., GO, Solid Waste
        5.75%, 9/15/16                                       2,000       2,086
--------------------------------------------------------------------------------

Middlesex County Pollution Control Fin. Auth.,
   Amerada Hess
        6.875%, 12/1/22                                      1,500       1,549
--------------------------------------------------------------------------------
Middlesex County Utilities Auth., Sewer
        6.25%, 8/15/10 (MBIA Insured)                          500         549
--------------------------------------------------------------------------------
Monmouth County, GO, 5.00%, 7/15/11                          1,450       1,480
--------------------------------------------------------------------------------
Monmouth County Improvement Auth., GO, Capital Equipment
        5.00%, 10/1/09                                       1,020       1,047
--------------------------------------------------------------------------------
Morris County, GO
        5.00%, 7/15/14                                       1,300       1,297
--------------------------------------------------------------------------------
        5.25%, 11/15/20                                        725         719
--------------------------------------------------------------------------------
Newark, GO, School Qualified Bond
        5.30%, 9/1/17 (MBIA Insured)                         1,000       1,000
--------------------------------------------------------------------------------
New Jersey, GO
        5.50%, 5/1/17                                        1,000       1,021
--------------------------------------------------------------------------------
        7.05%, 7/15/12 (Prerefunded 7/15/05+) *              1,335       1,500
--------------------------------------------------------------------------------
New Jersey Building Auth., GO, 5.375%, 6/15/19               3,000       2,994
--------------------------------------------------------------------------------
New Jersey Economic Dev. Auth.,Transportation Project,GO
        5.75%, 5/1/12 (FSA Insured)                       $  1,000   $   1,064
--------------------------------------------------------------------------------
        6.00%, 5/1/16 (FSA Insured)                          1,000       1,063
--------------------------------------------------------------------------------

New Jersey Economic Dev. Auth.
    American Water
        6.875%, 11/1/34 (FGIC Insured) *                     1,000       1,088
--------------------------------------------------------------------------------
    Continental Airlines
        6.25%, 9/15/19 *                                       250         237
--------------------------------------------------------------------------------
    Educational Testing, 4.75%, 5/15/25 (MBIA Insured)       2,250       2,015
--------------------------------------------------------------------------------
    Franciscan Oaks, 5.75%, 10/1/23                            375         309
--------------------------------------------------------------------------------
    Harrogate
        5.50%, 12/1/06                                         400         394
--------------------------------------------------------------------------------
        5.65%, 12/1/08                                         200         192
--------------------------------------------------------------------------------
        5.75%, 12/1/16                                         500         446
--------------------------------------------------------------------------------
        5.875%, 12/1/26                                        750         640
--------------------------------------------------------------------------------
    Kapkowski Road Landfill, Zero Coupon, 4/1/10             1,025         540
--------------------------------------------------------------------------------
    Keswick Pines, 5.75%, 1/1/24                               600         480
--------------------------------------------------------------------------------
    Lawrenceville School, 5.75%, 7/1/16                      2,000       2,069
--------------------------------------------------------------------------------
    St. Barnabas
        Zero Coupon, 7/1/16 (MBIA Insured)                   3,500       1,489
--------------------------------------------------------------------------------
    The Evergreens, 6.00%, 10/1/22                             965         811
--------------------------------------------------------------------------------
    The Seeing Eye, 6.20%, 12/1/24                           1,000       1,056
--------------------------------------------------------------------------------
    Winchester Gardens, 8.625%, 11/1/25                        500         529
--------------------------------------------------------------------------------
New Jersey EFA, GO
        5.00%, 9/1/19 (FSA Insured)                          1,250       1,197
--------------------------------------------------------------------------------
        5.125%, 9/1/15 (FSA Insured)                         1,500       1,497
--------------------------------------------------------------------------------
New Jersey EFA
    Monmouth Univ.
        5.25%, 7/1/09                                          480         483
--------------------------------------------------------------------------------
        5.60%, 7/1/12                                          450         458
--------------------------------------------------------------------------------
    Princeton Univ., 5.875%,7/1/14 (Prerefunded 7/1/04+)     1,050       1,104
--------------------------------------------------------------------------------
    Rowan College, 6.00%, 7/1/21 (AMBAC Insured)             1,000       1,045
--------------------------------------------------------------------------------
    Seton Hall Univ.
        6.875%, 7/1/10 (Prerefunded 7/1/01+)                   375         390
--------------------------------------------------------------------------------
        7.00%, 7/1/21 (Prerefunded 7/1/01+)                    200         208
--------------------------------------------------------------------------------
    St. Peter's College
        5.375%, 7/1/12                                    $    250   $     246
--------------------------------------------------------------------------------
        5.50%, 7/1/27                                          500         452
--------------------------------------------------------------------------------
    Stevens Institute Technology, 5.375%, 7/1/11               585         598
--------------------------------------------------------------------------------

New Jersey HFFA
    Atlantic City Medical Center, 6.80%, 7/1/11              2,000       2,097
--------------------------------------------------------------------------------
    Bayonne Hosp., 4.75%, 7/1/27 (FSA Insured)               2,500       2,192
--------------------------------------------------------------------------------
    Hackensack Univ. Medical Center, 6.00%, 1/1/34           2,000       2,001
--------------------------------------------------------------------------------
    Irvington General Hosp.
        5.875%, 8/1/06 (Prerefunded 8/1/04+)                   860         918
--------------------------------------------------------------------------------
        6.375%, 8/1/15 (Prerefunded 8/1/04+)                   500         542
--------------------------------------------------------------------------------
    Kennedy Health, 5.00%, 7/1/10 (MBIA Insured)               300         305
--------------------------------------------------------------------------------
    Robert Wood Johnson Univ. Hosp., 5.75%, 7/1/25           1,500       1,481
--------------------------------------------------------------------------------
    St. Elizabeth Hosp.
        6.00%, 7/1/14                                          750         691
--------------------------------------------------------------------------------
        6.00%, 7/1/20                                          570         510
--------------------------------------------------------------------------------
    St. Joseph Hosp. and Medical Center
        5.75%, 7/1/16                                        1,000       1,029
--------------------------------------------------------------------------------

New Jersey Higher Ed. Assistance Auth., Student Loan
        5.80%, 6/1/16 (MBIA Insured) *                       1,095       1,133
--------------------------------------------------------------------------------
New Jersey Higher Ed. Student Assistance Auth.
        6.00%, 6/1/15 (MBIA Insured) *                       2,000       2,090
--------------------------------------------------------------------------------
New Jersey Highway Auth., Senior Parkway, 5.75%, 1/1/13      2,000       2,131
--------------------------------------------------------------------------------
New Jersey Housing and Mortgage Fin. Agency
        5.70%, 5/1/20 (FSA Insured)                          1,000       1,013
--------------------------------------------------------------------------------
        6.35%, 10/1/27 (MBIA Insured) *                      2,000       2,063
--------------------------------------------------------------------------------
        7.10%, 11/1/11                                         300         311
--------------------------------------------------------------------------------
        7.10%, 11/1/12                                         175         182
--------------------------------------------------------------------------------
    Home Buyer
        5.70%, 10/1/17 (MBIA Insured)                        1,500       1,524
--------------------------------------------------------------------------------
        5.90%, 10/1/29 (MBIA Insured) *                      1,500       1,523
--------------------------------------------------------------------------------
    Multi-Family
        5.55%, 11/1/09 (FSA Insured)                         1,000       1,027
--------------------------------------------------------------------------------
        6.25%, 11/1/26 (FSA Insured)                         1,000       1,038
--------------------------------------------------------------------------------
New Jersey Sports & Exhibition Auth., Monmouth Park
        8.00%, 1/1/25 (Prerefunded 1/1/05+)               $    650   $     751
--------------------------------------------------------------------------------
New Jersey Transportation Auth., Trust Fund
        4.50%, 6/15/19 (FSA Insured)                           500         441
--------------------------------------------------------------------------------
New Jersey Turnpike Auth.
        VRDN (Currently 4.10%) (FGIC Insured)                1,000       1,000
--------------------------------------------------------------------------------
        5.50%, 1/1/25 (MBIA Insured)                         1,025       1,027
--------------------------------------------------------------------------------
        10.375%, 1/1/03 (Escrowed to Maturity)               1,170       1,262
--------------------------------------------------------------------------------
New Jersey Wastewater Treatment Trust
        6.30%, 4/1/10 (Prerefunded 4/1/04+)                  1,180       1,273
--------------------------------------------------------------------------------
        6.375%, 4/1/11 (Prerefunded 4/1/04+)                   200         216
--------------------------------------------------------------------------------
Ocean County, GO, 5.35%, 12/1/17                             1,695       1,706
--------------------------------------------------------------------------------
Ocean County Utilities Auth., Wastewater
        6.30%, 1/1/11 (Prerefunded 1/1/05+)                  1,300       1,404
--------------------------------------------------------------------------------

Port Auth. of New York and New Jersey
        4.25%, 10/1/26 (FGICInsured)                         2,000       1,623
--------------------------------------------------------------------------------
        5.875%, 9/15/15 (FGIC Insured) *                     1,000       1,041
--------------------------------------------------------------------------------
        6.125%, 7/15/22 *                                    1,000       1,032
--------------------------------------------------------------------------------
        6.125%, 6/1/94                                       1,000       1,081
--------------------------------------------------------------------------------
        6.50%, 10/1/01 *                                       300         303
--------------------------------------------------------------------------------
        6.50%, 7/15/19 (FGIC Insured) *                        500         528
--------------------------------------------------------------------------------
        6.50%, 11/1/26 *                                     1,000       1,022
--------------------------------------------------------------------------------
        6.75%, 10/1/11 *                                     1,000       1,031
--------------------------------------------------------------------------------
Rutgers Univ., 5.20%, 5/1/27                                 1,000         955
--------------------------------------------------------------------------------
Salem County Pollution Control Fin. Auth., PCR
    E. I. Du Pont, 6.50%, 11/15/21 *                         2,000       2,057
--------------------------------------------------------------------------------
    Public Service Electric and Gas Co.
        6.25%, 6/1/31 (MBIA Insured)                         1,500       1,573
--------------------------------------------------------------------------------
South Brunswick Township, GO
    Board of Ed.
        6.40%, 8/1/09 (FGICInsured)
        (Prerefunded 8/1/05+)                                1,250       1,357
--------------------------------------------------------------------------------
        6.40%, 8/1/10 (FGIC Insured)
        (Prerefunded 8/1/05+)                                1,500       1,629
--------------------------------------------------------------------------------
South Jersey Transportation Auth., Raytheon
   Aircraft Service
        6.15%, 1/1/22 *                                        960         891
--------------------------------------------------------------------------------
Southeast Morris County Municipal Utilities Auth., Water
        6.50%, 1/1/11 (FGIC Insured)                      $    750   $     769
--------------------------------------------------------------------------------
Wanaque Valley Regional Sewage Auth., GO
        5.75%, 9/1/18 (AMBAC Insured)                        3,115       3,284
--------------------------------------------------------------------------------
Winslow Township Board of Ed., GO
        5.20%, 8/1/16 (FGIC Insured)                         2,010       2,012
--------------------------------------------------------------------------------
Total New Jersey (Cost  $101,595)                                      104,445
--------------------------------------------------------------------------------

PUERTO RICO  2.5%

Puerto Rico Commonwealth, GO
        6.45%, 7/1/17 (Prerefunded 7/1/04+)                    500         548
--------------------------------------------------------------------------------
Puerto Rico Commonwealth
    Highway and Transportation Auth.
        5.00%, 7/1/36                                          500         457
--------------------------------------------------------------------------------
        6.625%, 7/1/12                                       1,000       1,048
--------------------------------------------------------------------------------
        6.625%, 7/1/12 (FSA Insured)                           500         525
--------------------------------------------------------------------------------
Puerto Rico Commonwealth Infrastructure Fin. Auth.
        7.50%, 7/1/09                                          105         105
--------------------------------------------------------------------------------
Total Puerto Rico (Cost  $2,519)                                         2,683


--------------------------------------------------------------------------------
 98.5% of Net Assets (Cost  $104,114)                                $ 107,128

 Other Assets Less Liabilities                                           1,656

 NET ASSETS                                                       $    108,784

 Net Assets Consist of:

 Accumulated net investment income - net of distributions         $          4

 Accumulated net realized gain/loss - net of distributions              (3,533)

 Net unrealized gain (loss)                                              3,014

 Paid-in-capital applicable to 9,867,264 no par value
 shares of beneficial interest outstanding; unlimited
 number of shares authorized                                           109,299
--------------------------------------------------------------------------------

 NET ASSETS                                                       $    108,784

 NET ASSET VALUE PER SHARE                                        $      11.02

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
   EFA  Educational Facility Authority
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
  HFFA  Health Facility Financing Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------                           Unaudited

                                                                   In thousands
STATEMENT OF OPERATIONS
-----------------------
                                                                       6 Months
                                                                          Ended
                                                                        8/31/00
  Investment Income (Loss)
  Interest income                                                    $    3,051
--------------------------------------------------------------------------------
  Expenses
    Investment management                                                   230
    Custody and accounting                                                   47
    Shareholder servicing                                                    44
    Prospectus and shareholder reports                                       11
    Legal and audit                                                           7
    Trustees                                                                  3
    Miscellaneous                                                             2
--------------------------------------------------------------------------------
    Total expenses                                                          344
    Expenses paid indirectly                                                 (1)
--------------------------------------------------------------------------------
    Net expenses                                                            343
--------------------------------------------------------------------------------
  Net investment income (loss)                                            2,708
--------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
    Securities                                                              147
    Futures                                                                   1
--------------------------------------------------------------------------------
    Net realized gain (loss)                                                148
  Change in net unrealized gain or loss on securities                     3,882
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                                 4,030
--------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                             $    6,738

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------                           Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
                                                                   In thousands
                                                           6 Months        Year
                                                              Ended       Ended
                                                            8/31/00     2/29/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                           $    2,708   $   5,636
  Net realized gain (loss)                                      148      (2,748)
  Change in net unrealized gain or loss                       3,882      (7,890)
--------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations           6,738      (5,002)
--------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                                      (2,708)     (5,636)
--------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                                 8,147      22,651
  Distributions reinvested                                    2,137       4,527
  Shares redeemed                                            (9,828)    (33,879)
--------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                            456      (6,701)
--------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                             4,486     (17,339)
Beginning of period                                         104,298     121,637
--------------------------------------------------------------------------------
End of period                                            $  108,784   $ 104,298

* Share information
  Shares sold                                                   758       2,039
  Distributions reinvested                                      198         411
  Shares redeemed                                              (912)     (3,096)
--------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding                      44        (646)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
Unaudited                                                       August 31, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and New Jersey income taxes by investing primarily in investment-grade New Jersey municipal bonds.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $20,039,000 and $18,471,000, respectively, for the six months ended August 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 29, 2000, the fund had capital loss carryforwards for federal income tax purposes of $2,098,000, of which $169,000 expires in 2003, $420,000 in 2005, and 1,509,000 in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 2000, the cost for federal income tax purposes was substantially the same as for financial reporting and totaled $104,114,000. Net unrealized gain aggregated $3,014,000 at period-end, of which $3,780,000 related to appreciated investments and $766,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------
     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $38,000 was payable at August 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or T. Rowe Price International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At August 31, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager had been required to bear any expenses through February 28, 1999, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $8,000 of unaccrued 1998-1999 fees were repaid during the six months ended August 31, 2000.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $68,000 for the six months ended August 31, 2000, of which $14,000 was payable at period-end.

================================================================================

T. Rowe Price Shareholder Services
----------------------------------

INVESTMENT SERVICES AND INFORMATION
-----------------------------------
KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE 1-800-225-5132 Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES
----------------

CHECKING Available on most fixed-income funds ($500 minimum).
AUTOMATIC INVESTING From your bank account or paycheck.
AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.
DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions. AUTOMATED 24-HOUR SERVICES Including Tele*AccessRegistration Mark and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*
-------------------
Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION
----------------------

COMBINED STATEMENT Overview of all your accounts with T. Rowe Price. SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.
T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.
PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results. INSIGHTS Educational reports on investment strategies and financial markets. INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal
Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.T. Rowe Price Shareholder Services

================================================================================

T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500

Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total
Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government *
Spectrum Income
Summit GNMA
Summit Limited-Term Bond *
U.S. Treasury Intermediate
U.S. Treasury Long-Term


DOMESTIC TAX-FREE
-----------------
California Tax-Free Bond
Florida Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free  Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate  Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond *
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond *
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED  ASSET  FUNDS
---------------------
Balanced
Personal Strategy  Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including fees and expenses. Read it carefully before investing.

     Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing. The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors,
T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions,  call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
DOWNTOWN
101 East  Lombard  Street
OWINGS  MILLS
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

TAMPA
4200 West Cypress  Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.          F47-051  8/31/00